NASDAQ: CELH


NO SUGAR • NO PRESERVATIVES
CELSIUS
SPARKLING

CELSIUS
LIVE FIT

CELSIUS HOLDINGS, INC.
2021 ANNUAL SHAREHOLDERS' MEETING

August 19,2021

BUSINESS RESULTS & HIGHLIGHTS

SAFE HARBOR STATEMENT



This presentation may contain statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain projections of Celsius Holdings' future results of operations and/or financial position, or state other forward-looking information. In some cases you can identify these statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," "would," or similar words. You should not rely on forward-looking statements since Celsius Holdings' actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this presentation.

This document includes certain non-GAAP financial measures. Management considers GAAP financial measures as well as such non-GAAP financial information in its evaluation of the Company's financial statements and believes these non-GAAP measures provide useful supplemental information to assess the Company's operating performance and financial position. These measures should be viewed in addition to, and not in lieu of, the Company's diluted earnings per share, operating performance and financial measures as calculated in accordance with GAAP.

2021 Economic Highlights:

6 MONTHS ENDED JUNE 30, 2021 FINANCIAL HIGHLIGHTS:

- Record revenue of $115.1 million, **up 98%** from $58.2 million for the six months ended June 30, 2020
  - Domestic revenue **increased 130%** to $92.6 million, up from $40.2 million in the year ago period
  - Continued expansion of Direct Store Delivery (DSD) network delivered growth of 273% in our distributor revenues compared to the prior year period
- International revenue **increased 25%** to $22.5 million, from $18.0 million in the 2020 period
  - Nordic revenues increased by 22.5% to $21.2 from $17.3 in the prior year period
- **Gross profit of $48.8 million, up 88% from $26.0 million** for the six months ended June 30, 2020
- Net Income of $4.5 million compared to a net income of $2.1 million in the 2020 period
- *Non-GAAP Adjusted EBITDA excluding one-time charges totaled approximately $12.9 million compared to $5.4 million in 2020, an **increase of 139%**


CELH Daily
8/13/21
NASDAQ
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Sep
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21
Feb
Mar
Apr
May
Jun
Jul
Aug

- TTM (8/13/21) stock price **Increased Over 210%**
- CELH **Market Cap Increased 266%** or $4.1B over the same time period to $5.6B from $1.5B

2021 YTD Returns:



CELH Daily
8/13/21
NASDAQ
+70%
+60%
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+40%
+30%
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©BigCharts.com
15
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Feb
Mar
Apr
May
Jun
Jul
Aug

- 2021 YTD share price **increased 47% (8.13.21)**
- 5 Research analysts now cover CELH:
  - **Credit Suisse**
  - **B. Riley FBR**
  - **Maxim Group**
  - **Ladenburg**
  - **Roth Capital**


CELSIUS
CELSIUS
CELSIUS
CELSIUS
FUNCTIONAL ENERGY

TRENDS:
THE BIG PICTURE

OVERVIEW

- CELSIUS beverage and supplement products have emerged as the fastest-growing category in the beverage industry – a now firmly established trend
- Busier lifestyles and a focus on health and wellness are driving the need for convenient alternatives that give consumers a way to manage their well-being while they're on the go
- Consumers are increasingly seeking new alternative beverages that help them achieve and maintain their health and wellness goals
- Celsius' broad consumer demographic allows product to be distributed across more channels – including big-box retail, convenience, grocery, drug-store, fitness, health and wellness, and vitamin specialty – than any other functional or energy beverage

CELSIUS LIVE FIT

PIONEERING POSITION: FITNESS DRINK

Masses are leaving artificial or sugary carbonated drink and other categories in droves


NO SUGAR • NO PRESERVATIVES
CELSIUS
LIVE FIT
SPARKLING
ORANGE
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT

CELSIUS PIONEERS NEW GROUND

CLINICALLY-PROVEN FUNCTION + HEALTHY ENERGY

CELSIUS IS A **PROVEN FITNESS DRINK**

CONSUMERS ARE READY FOR ENERGY 2.0

SUGARY ENERGY EXIT IS NOW... CELSIUS IS HERE


MONSTER ENERGY ULTRA BLUE
Red Bull
wild berry
hi★ball ENERGY
SPARKLING ENERGY WATER
RUNA
CLEAN ENERGY DRINK
Berry
CELSIUS
SPARKLING
CELSIUS
SPARKLING
vitaminwater
bai Bubbles

CONVENTIONAL ENERGY · · · HEALTHIER ENERGY · · · HEALTHY FUNCTIONAL ENERGY · · · FUNCTIONAL

THE EVOLUTION OF ENERGY DRINKS

ENERGY DRINKS ARE HEADING INTO THE FUTURE RIDING A HEALTHY BUZZ.

Energy drink sales will **Grow 85%** between 2016-2025 for a total of **84.8 Billion** USD with Healthy Functional Energy Drinks over indexing in growth

Strong traction with many key demographics; e.g. **Males 18-35** and Hispanics with deep engagement. **Millenials over indexing** for regular usage occasions.

Demographic category shifts are **driving further growth opportunities** driven by aging consumers and broader female appeal

PREMIUMIZATION IN THIS CATEGORY PRESENTS A BIG OPPORTUNITY

Consumers demanding products with less sugar, **better for you ingredients** and functional benefits.

Global functional drink market is expected to **Grow By 156.0 Billion** USD during 2019 -2023, progressing at a CAGR of almost 11% during the period (Technavio Research)


CELSIUS
LIVE FIT

CELSIUS BRAND PERFORMANCE VS. CATEGORY

CELSIUS.

OUTPACING GROWTH 10X

1.6% SHARE OF THE ENERGY DRINK MARKET

The most recent reported Nielsen scan data as of 7.03.21, showing Celsius sales up **+193%** y/y for 2-wks and +**195%** for 12-wks, with a 1.6% share of the energy category over the last 4-wks*



CELSIUS
PEACH VIBE
LIVE FIT





CELSIUS



- US door count exceeds **100,000 locations** nationally, **growing** approximately **20,000 doors** since the end of Q4 2020, additional expansion planned throughout 2021 as retailer resets take place
  - Announced nationwide launch with Murphy USA on May 6, 2021, at 1,500 locations with 6 SKU's
- Secured additional distribution agreements with partners in the **Anheuser-Busch-InBev, PepsiCo, Keurig Dr. Pepper and Miller Coors networks**, further expanding availability to new regions as Celsius builds out its national distribution network
  - Now includes over **189 regional direct-store-delivery (DSD) partner distribution centers** covering approximately 90% of major metropolitan markets
  - These recent additions filled distribution gaps as well as areas outside major markets

ENERGY	HEALTHY ENERGY	FUNCTIONAL ENERGY	SPORTS PERFORMANCE	HEALTH & WELLNESS
Red Bull	hi-ball ENERGY	bang, REIGN	C4	FITAID
CELSIUS OUPACING GROWTH ACROSS MULTIPLE CONVENIENCE CHANNELS				
ROCKSTAR ENERGY DRINK, MONSTER ENERGY	RUNA	UPTIME	XIENCE	neuro

*Source: Nielsen IQ Ending 7/03/21

Nielsen Tracked Scan Data

*CELH Total Company Volume, Pricing & $ Sales Growth**


Volume
Pricing
Sales Growth
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
31-Mar
26-May
21-Jul
15-Sep
10-Nov
5-Jan
2-Mar
27-Apr
22-Jun
17-Aug
12-Oct
7-Dec
1-Feb
28-Mar
23-May
18-Jul
12-Sep
7-Nov
2-Jan
27-Feb
24-Apr
19-Jun
2018
2019
2020
2021

*CELH $ Share in the Energy Drink Category**


Change in Dollar Share (bps)
Dollar Share (%)
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
Dollar Share (%)
120
100
80
60
40
20
0
Change in Dollar Share (bps)
31-Mar
26-May
21-Jul
15-Sep
10-Nov
5-Jan
2-Mar
27-Apr
22-Jun
17-Aug
12-Oct
7-Dec
1-Feb
28-Mar
23-May
18-Jul
12-Sep
7-Nov
2-Jan
27-Feb
24-Apr
19-Jun
2018
2019
2020
2021

*Source: NielsenIQ, Goldman Sachs Global Investment Research, *Ending 7/03/21*


CELSIUS
CELSIUS
CELSIUS HEAT
CELSIUS
LIVE FIT
PRODUCTS
POSITION
PLACEMENT
PROMOTION
LIVE FIT TOUR
CELSIUS
The original marketing mix (Product, Price, Place and Promotion or 4 P's as originally proposed by marketer and academic E. Jerome McCarthy (1960)

Route to Market – Strong Customer Base

Increasing Penetration Across Major Distribution Channels to ~100k retail locations

CELSIUS
LIVE FIT

NATURAL CHANNEL
- THE FRESH MARKET
- SPROUTS FARMERS MARKET

CONVENIENCE
- 7 ELEVEN
- QT QuikTrip
- K (Circle K)
- Speedway
- Holiday
- SUNOCO
- CASEY'S GENERAL STORE
- RaceTrac
- Tedeschi Food Shops

CONVENTIONAL GROCERY
- Publix
- meijer
- Harris Teeter Neighborhood Food & Pharmacy
- H-E-B
- Hannaford
- FOOD LION
- Ralphs
- GIANT EAGLE
- SAFEWAY
- Kroger
- HyVee
- Stop&Shop
- MARIANO'S

FITNESS
- GOLD'S GYM
- CRUNCH
- planet fitness
- DICK'S SPORTING GOODS
- 24 HOUR FITNESS
- LA|FITNESS
- EQUINOX
- XSPORT FITNESS
- ANYTIME FITNESS
- IN-SHAPE HEALTH CLUBS
- BARRY'S BOOTCAMP

MASS MARKET
- TARGET
- Walmart Save money. Live better.

VITAMIN SPECIALTY AND DRUG
- THE VITAMIN SHOPPE
- RITE AID
- GNC LIVE WELL
- SMOOTHIE KING
- CVS pharmacy

MILITARY
- AAFES Army and Air Force Exchange Service
- NEX Navy Exchange
- MCX CORE BRANDS CORPS VALUE

VENDING
- VISTAR
- canteen
- FIRSTCLASSVENDING

E-COMMERCE
- amazon
- Walmart.com
- BODYBUILDING.com

ROUTE TO MARKET - DISTRIBUTION / WHOLESALE NETWORK FOUNDATION

KEY DISTRIBUTORS AND WHOLESALERS

DSD - Benefits

- Improved Store Execution
- Increased SKU Placements
- Improved Velocity Rates
- Increased Distribution
- Cost Savings

189 Premier DSD Partners
100,000+ Retail Locations



unfi united natural foods
Anheuser-Busch
McLANE
MUSCLE FOODS USA
Eby-Brown
KDI Kimball Distributing Incorporated
KeHE Distributors
Bernick's
EAGLE DISTRIBUTING
BIG GEYSER INC.
POLAR
LIPARI
Core-Mark
Keurig DrPepper
pepsi
MillerCoors A MOLSON Coors COMPANY

GROWING GLOBAL EXPANSION

Globally defined territories which currently provide marketing and sales support within their respective territory


CELSIUS
LIVE FIT


CELSIUS

ASIA DISTRIBUTION PARTNERS

- Hong Kong launched through A.S. Watson Water distributors in 2017
- China market transitioned to recently closed nationwide distribution agreement with Qifeng Food Technology (Beijing) Co. Ltd*
  - Celsius will receive over $19 million between 2019 and 2023, including $12.25 million in repayment of invested capital and $6.9 million from the royalty license fee
  - In 2024, agreement will transition to a 2%-3% volume-based royalty fee dependent on volume with minimum $2.2M royalty payment
- The China agreement creates a risk-mitigated method of capturing market share

EUROPEAN DISTRIBUTION


CELSIUS
Tropical Twist
CELSIUS
PEACH VIBE


SWEDEN
MAXI ICA STORMARKNAD
ICA
Life
Hemköp
axfood
WiLLY:S
Bergendahls FOOD
FINLAND
S-RYHMÄ
EUROCASH CASH & CARRY
KESKO
LIDL
R kiosk
TOKMANNI
NORWAY
7 ELEVEN
XXL SPORTS & OUTDOOR
GYMGROSSISTEN.com

GROWTH STRATEGY | SHORT-TERM INNOVATION **PIPELINE**

→ **BUILD THE CORE**	Build upon the current product lines with new flavor launches.
→ **EXPANSION**	Expansion of products into adjacent categories.
→ **DISRUPT THE MARKET**	Introduce new products to the marketplace.

STRATEGY OBJECTIVES & GROWTH ROADMAP

TEAM VALUE
- Focused
- Disciplined
- Result Orientated
- Purpose Driven

BRAND BUILDING
- Build Brand Equity
- Increase Portfolio Breath
- Channel Expansion
- ACV Gains

SUPPLY CHAIN
- Improve margins
- Data Analytics
- Operational Focus
- Transform For Scale


CELSIUS.

CELSIUS FINANCIALS



CELSIUS
SPARKLING
CELSIUS
SPARKLING
PERFORMANCE ENERGY
CELSIUS
HEAT
PROVEN PERFORMANCE
CHERRY LIME

CELSIUS
LIVE FIT

Financial Profile Revenue YoY (Unaudited)


$140
$120
$100
$80
$60
$40
$20
$0
In Millions
34.3%
CAGR
60.2%
CAGR
50.2%
CAGR
$8 $9 $12 $14 $16 $35
$9 $14 $24 $39 $60 $95
$17 $23 $36 $53 $75 $130
International
Domestic
Full Company
2015 2016 2017 2018 2019 2020

Growth Trends in Revenue By Quarter (Unaudited)


$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$3.1 $1.7 $3.7 $7.1 $8.8 $9.2 $10.0 $7.3 $11.0 $11.5
$11.4 $14.4 $16.8 $17.1 $19.4 $20.8 $26.9 $28.4 $39.0 $53.6
Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2 '21

Celsius Financial Performance (cont'd)

CELSIUS LIVE FIT

Strong gross margin profile and highly scalable business model

Gross Margin Profile

- Q2 2021 saw GM% impacted to can shortage expenses and associated increase freight cost 43.4%, 51.8% w/o freight
- Gross profit profile allows for meaningful operating margins at scale
- Competitors such as Monster, exclude out-bound freight as part of cost of sales, when profits are "normalized" on a comparable basis, Celsius Margins are over 50%



60.0%
40.0%
20.0%
0.0%
43.4%
51.8%
Q2'21
As Reported
W/O Freight

Gross Margin "Normalization" by Year



60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
42.7%
51.8%
40.0%
50.4%
42.0%
50.1%
46.6%
53.9%
2017
2018
2019
2020
As Reported
W/O Outbound Freight

Q2 2021 Financial Snapshot

Flash Financials $(000)'s	2Q 2021	2Q 2020	% Change	6M FY 2021	6M FY 2020	% Change
Revenue	$65.1	$30.0	117%	$115.1	$58.2	98%
N. America	$53.6	$20.8	157%	$92.6	$40.2	130%
International	$11.5	$9.2	25%	$22.5	$18.0	25%
Gross Margin % (GM ex. Freight)	43.4% (51.8%)	43.3% (50.5%)	10 BPS (130 BPS)	42.4% (50.8%)	44.7% (51.9%)	-230 BPS (-110 BPS)
EBITDA*	$7.9	$2.6	204%	$12.9	$5.4	139%
Income	$4.0	$1.6	150%	$4.5	$2.1	114%




CELSIUS
CELSIUS

Financial Snapshot-Additional Metrics

Cash $83.8m
- No Debt

Cashflow from Operations used ~$30.3m
-Inventories increased by ~$45.5m
-Excluding inventory investment=>~$15.1m

DSO at ~45 Days

DOH at ~156 Days-"Looking back"

DPO at ~31 Days

Total Net Working Capital $151m

Total Shares Outstanding 74.5M

Good Cash Position to Be utilized for high ROI investments

Capital Raise=1.1m shares
Dilution 1.7%
Cash ~$67.8m-Net

NASDAQ:CELH


NO SUGAR • NO PRESERVATIVES
CELSIUS
LIVE FIT
SPARKLING
ORANGE
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
0 SUGAR
CLINICALLY PROVEN

PROVEN
PROPRIETARY
DISRUPTIVE

CELSIUS HOLDINGS, INC.

Questions & Answers

CELSIUS
LIVE FIT

Meeting Adjourned
Thank You

CELSIUS®
LIVE FIT

COMPANY CONTACTS

John Fieldly, CEO
Celsius Holdings, Inc.
561.276.2239
jfieldly@celsius.com

Edwin Negron, CFO
Celsius Holdings, Inc.
561.900.2351
enegron@celsius.com

INVESTOR RELATIONS

Cameron Donahue
Celsius Holdings, Inc.
651.707.3532
cdonahue@Celsius.com

VISIT OUR INVESTOR WEBSITE:
celsiusholdingsinc.com